Exhibit 10.3


                             DATED DECEMBER 3, 1998





                            (1) TOUCAN MINING LIMITED

                                     - and -

                        (2) TOUCAN GOLD CORPORATION INC.

                                     - and -

                               (3) ANAGRAM LIMITED




                       -----------------------------------

                                OPTION AGREEMENT

                                       RE

                           MINERADORA DE BAUXITA LTDA
                       -----------------------------------







                            MATHESON ORMSBY PRENTICE
                               POUNTNEY HILL HOUSE
                            6 LAURENCE POUNTNEY HILL
                                 LONDON EC4R 0BL
                               TEL: 0171 404 0998
                               FAX: 0171 583 5644


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



         THIS  AGREEMENT is made the 3rd day of December, 1998

                                    BETWEEN:

(1) TOUCAN MINING LIMITED, a private limited company incorporated under the laws of Isle of Man whose registered office is at Celtic House, Victoria Street, Douglas, Isle of Man (the "Optionor"); and

(2) TOUCAN GOLD CORPORATION INC., a public limited company incorporated under the laws of the State of Delaware, and whose Principal Executive Offices are situate at 8201 Preston Road, Suite 600, Dallas, Texas 75225, USA, (the "Parent"); and

(3) ANAGRAM LIMITED a private limited company incorporated under the laws of the Isle of Man whose registered office is at Celtic House, Victoria Street, Douglas, Isle of Man, (the "Optionee"):

                                    RECITALS:

         (A)   Mineradora   de  Bauxita  Ltda  ("the   Company")  is  a  company
incorporated under the laws of Brazil and has an authorised share capital of R$10,000 comprising 10,000 quotas of R$1 each.

         (B) The Optionor is the registered owner of the entire issued share capital of the Company (hereafter referred to as the "Option Shares") and has agreed to grant an option to the Optionee to purchase the Option Shares of the Company. In addition the Parent has agreed to grant to the Optionee an option to acquire the Inter-Company Debt (as defined herein) on the terms and subject to the conditions set out herein.

         NOW IT IS AGREED as follows:

         1.       Interpretation

                  In this Agreement the following words and phrases shall have the following meanings:


                  "Assignment of Loan Note"                   means the assignment of the Inter-Company
                                                              Debt from the Parent to the Optionee in the
                                                              agreed form and attached hereto in
                                                              Schedule 4;

                  "the Claims"                                means the priority exploration claims
                                                              and applications of the Company in
                                                              respect of various locations in the
                                                              Cuiaba region, Brazil, as more fully
                                                              set out in Schedule 5;



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                  "Exercise Date"                             means the date on which the Option Notice is
                                                              given;

                  "Inter-Company Debt"                        means all monies owing and due by the
                                                              Company to the Parent as evidenced more
                                                              particularly in the Loan Note attached hereto
                                                              as Schedule 3;

                  "the Option"                                means the options referred to in Clause 2
                                                              below;

                  "Option Notice"                             means a notice in the form set out in
                                                              Schedule 1 below;

                  "Option Period"                             means the period  commencing on 1
                                                              November 1998 and expiring on
                                                              the happening of the first of the
                                                              following four events, namely:

                                                              (i)      the Option is exercised by the
                                                                       Optionee; or
                                                              (ii)     the Optionee notifies
                                                                       the Optionor in writing
                                                                       that it wishes to terminate
                                                                       the Option; or
                                                              (iii)    30 June 1999, or such
                                                                       later date as may be
                                                                       agreed by all the
                                                                       parties to the Option
                                                                       Agreement; or
                                                              (iv)     the breach by the
                                                                       Optionee of its
                                                                       obligation more
                                                                       particularly referred
                                                                       to in Clause 5.1(iv)
                                                                       herein;

                  "Option Price"                              means the consideration  for the
                                                              acquisition of the Option Shares
                                                              and the acquisition of the
                                                              Inter-Company Debt as set out
                                                              respectively in the Share Purchase
                                                              Agreement and the Assignment of Loan
                                                              Note;

                  "Option Shares"                             means the entire issued share capital of the
                                                              Company legally and beneficially owned by
                                                              the Optionor;

                  "R$"                                        means Reals, the lawful currency of Brazil;



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                  "Share Purchase Agreement"                  means the agreement between the parties
                                                              hereto in the agreed form and attached hereto
                                                              in Schedule 2;

                  "US$"                                       means the lawful currency of the United
                                                              States of America;

                  "Warrantors"                                means the Optionor and the Parent;

                  "(British Pound)"                           Sterling, the lawful currency of the United
                                                              Kingdom.


                  1.2 A document is in "the agreed form" if it is in the form agreed between and initialled by or on behalf of the parties hereto on or before the date hereof and annexed hereto.

         2.       The Option

                  2.1 Subject to the terms and conditions hereinafter appearing and in consideration of the assumption by the Optionee of the obligations set out in Clause 5 below by the Optionor the Optionor hereby grants to the Optionee an option to purchase from the Optionor at the Option Price the Option Shares, free from all charges, liens and encumbrances and together with the right to receive and retain all dividends and other distributions declared paid or made thereon at any time after the Exercise Date and with the benefit of all accrued benefits rights and privileges attaching thereto at the Exercise Date.

                  2.2 Subject to the terms and conditions hereinafter appearing and in consideration of the payment by the Optionee to the Parent of US$275,000 which shall be payable by the Optionee within three days after the date hereof, the Parent hereby grants to the Optionee an Option to purchase the Inter-Company Debt for the Option Price.

         3.       Exercise of the Option

                  3.1 The Option may only be exercised by the Optionee during the Option Period by the Optionee giving the Option Notice to the Optionor and the Parent.

                  3.2 The Option shall only be exercisable on one occasion and in respect of the whole of the Option Shares and the Inter-Company Debt.

         4.      Obligations of Optionor during the Option Period and thereafter

         The Optionor shall be responsible during the Option Period and at any time thereafter in this instance to ensure the prompt payment of all creditors of the Company as at 1 November 1998 some (but not necessarily all) of which are detailed in the list of creditors in the agreed form. For the avoidance of doubt and for the sake of clarity notwithstanding that a specific creditor of the


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



Company is not specifically referred to in the agreed form list but specifically relates to activities of the Company whether by act or omission prior to 1 November 1998 these shall be the responsibility of the Optionor.

         5.       Obligations of Optionee during the Option Period

                  5.1      The Optionee shall;

                           (i) as soon as reasonably practicable hereafter commence and thereafter diligently proceed with and complete a survey of the claims including a ground geophysical orientation survey, additional geological mapping and an airborne geophysical survey (to include magnetics and radio metrics) (the "Exploration Plan");

                           (ii) prepare and complete all appropriate plans, logs and records of the Exploration Plan and shall supply copies thereof to the Company at no cost to the Company;

                           (iii) in so far as the Optionee shall not have expended the sum of US$500,000 on the Exploration Plan by the end of the Option Period (which, for the avoidance of all doubt, incorporates all expenditure of the Optionee referred to in subclauses (iv) and (v) below) then if the Option shall not be exercised the Optionee shall pay to the Optionor at the end of the Option Period an amount equal to the difference between the amount that it shall have so expended and the sum of US$500,000

                           (iv) assume responsibility for and pay all reasonable overheads and other costs incurred by the Company as from 1st November 1998 and relating to the acitivites of the Company after 1 November 1998 until the end of the Option Period. For the avoidance of all doubt, such reasonable costs are to include the salary of Mr David Carmichael, all annual exploration fees and any taxation that may become payable on the registration of the Claims under the laws of Brazil during the Option Period;

                           (v) on the signing hereof pay to the Optionor an agreed sum being the amount of the overheads and other costs incurred by the Company during the period from 1 November 1998 until the date hereof as agreed by the parties; and

                           (vi) for the avoidance of doubt in the event that the Option shall not be exercised none of the Company the Optionor or the Parent shall be liable to refund to the Optionee any money paid by the Optionee pursuant to the provisions of sub-clauses (iv) and (v) hereof.

                  5.2 The Optionor shall procure that the Company will in so far as it is able and at the cost of the Optionee give the Optionee full access to the Claims, office facilities, documentation, information, staff and give the Optionee all other necessary assistance in order to facilitate the exploration referred to in this Clause 5.



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



                  5.3 The Optionee hereby undertakes to act reasonably to protect and not dissipate the assets of the Company or do any such thing which may adversely effect the Claims during the Option Period in any way whatsoever by the Company, the Parent and the Optionor or indeed any other third party.

                  5.4 For the sake of clarity, if the Option is not exercised by the Optionee the Optionee shall not take any action that may impede the use by the Optionor of the Exploration Plan pursuant to the laws of Brazil.

         6.       Committee

                  6.1 The Optionor and the Optionee hereby agree to establish a Committee during the Option Period, consisting of two representatives of each of the Optionor and Optionee. The Committee will approve and monitor the Exploration Plan undertaken by the Optionee during the Option Period together with the incurring of any liabilities and the making of any disbursements of the Company.

                  6.2 It is hereby agreed and acknowledged that save with the consent of the Optionee (which consent shall not be unreasonably withheld or delayed) the Company shall not during the Option Period:

                           (i)    withdraw any of the Claims;

                           (ii) incur any new obligations of any nature whatsoever;

                           (iii) enter into any joint venture involving the Claims;

                           (iv) do any matter which would fundamentally alter the corporate or financial status of the Company.

         7.       Completion

                  7.1 Completion of the sale and purchase of the Option Shares and the assumption of the Inter-Company Debt shall take place within seven days of the Exercise Date and shall be in accordance with the terms and conditions of the Share Purchase Agreement.

                  7.2 The Parent confirms that in further consideration of an amount of (British Pound) 1 duly acknowledged by the Parent hereunder and received from the Optionee it hereby unconditionally agrees to guarantee all the obligations of the Optionor arising hereunder to the Optionee.

         8.       Matters requiring the Optionee's consent

         Without prejudice to the provisions of clause 6, the Optionor hereby covenants with and undertakes to the Optionee that whilst the Option remains unexercised it will procure so far as it lawfully can (whether by exercising or procuring the exercise of voting rights or otherwise) that the Company shall in


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



no circumstances increase its issued share capital or loan capital (if any) or create or issue any warrants, options or other rights over its issued share capital nor purchase or redeem any of its issued share capital from time to time and shall not without the prior written consent of the Optionee (which shall not be unreasonably withheld or delayed):-

                  (i) sell, lease, transfer or otherwise dispose of its under-taking or a substantial part thereof;

                  (ii) consolidate, amalgamate with or acquire any interest in any other company, association partnership or legal entity;

                  (iii)    change the nature of its business;

                  (iv)     acquire or dispose of land or any interest in land;

                  (v)      cease any business operation;

                  (vi) make or have any borrowing, other than normal trade credit and loans from the Optionor or the Parent;

                  (vii) create or have any mortgage, charge, lien, encumbrance or other security interest over any of its assets (other than liens arising in the normal course of business);

                  (viii) enter into or have any contract of a material nature outside the normal course of its business or on other than arm's length terms.

         9.       Security

         The Optionor shall at the reasonable request of the Optionee do all such matters as the Optionee may request and which may be permissible under Brazilian law in relation to the provision of ongoing security to the Optionee as to the due and proper performance of the obligations of the Optionor relating to the transfer of the Option Shares to the Optionee. It is hereby agreed by the parties that any documentation arising hereunder shall be retained by the Optionor's Solicitors until such time as the Option is exercised, provided that if the Option is not exercised during the Option Period, any documentation arising hereunder shall be returned forthwith to the Optionor.

         10.      Warranty

                  10.1 The Warrantors hereby agree to indemnify and keep indemnified the Optionee from and against all claims demands actions damages losses (including loss of profit) liabilities penalties and expenses sustained by the Optionee directly or indirectly in respect of any breach by the Warrantors in respect of the warranties referred to at 10.2 below.

                  10.2     The Warrantors warrant that:


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



                           (i) the Optionor shall sell the Option Shares as beneficial owner entitled to all the proceeds thereof and hereby warrants that the Optionee shall obtain a good title to the Option Shares free from all liens charges encumbrances or other security interests of whatsoever nature;

                           (ii) all the Option Shares are fully paid up and neither the Company nor any third party has exercised or purported to exercise or claimed any lien over any of them, in addition no person has the right to call for the issue of any share or loan capital of the Company by reason of any conversion rights or under any option or other agreement;

                           (iii) the Optionor and the Parent have the respective power and authority to enter into this Agreement without infringing any applicable law and also has the power and authority to complete the subsequent sale and purchase arrangements envisaged pursuant to this Agreement, such authority being evidenced by formal legal opinions from Foreign Counsel to the satisfaction of the Optionee as annexed hereto at Schedule 6;

                           (iv) all material creditors of the Company as at 1 November 1998 are detailed in the list of creditors of the Company in the agreed form.

         11.      Restriction on Transfer

         The Optionor undertakes that during the Option Period it shall not sell transfer dispose of or otherwise deal in any interest the Optionor may have in the Option Shares without the prior written consent of the Optionee.

         12.      Notices

         Any notice under this Agreement shall be in writing and shall be given or served by personal delivery, telex or by leaving it or sending it by pre-paid first-class recorded delivery or registered post at in the case of the Optionor and the Parent 27 Albermarle Street, London W1X 4LQ and in the case of the Optionee hereinbefore set forth or such other address which it may notify in writing to the other in accordance with the terms hereof. Any notice so given or served shall, unless the contrary is proved, be deemed to have been duly given or served on the date of delivery (if by personal delivery), proper despatch (if by telex), or forty-eight hours from the time of posting (if by post).

         13.      Expiry/ Termination of Option Period

         On expiry of the Option Period, this Agreement shall cease and be of no further effect, save as regards any rights of any of the parties hereto as the result of the breach prior to such expiry or completion by any other party of its obligations hereunder.

         14.      Time of the Essence



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         Time  shall be of the  essence  in  relation  to all dates and  periods hereunder.

         15.      Costs

         The Optionee agrees to contribute to the reasonable costs and expenses of the Optionor in relation to the preparation and execution of this Agreement, and all documents ancilliary thereto with the relevant amount to be agreed between the parties as at the date hereof.

         16.      Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of England and Wales and the parties agree to submit to the non-exclusive jurisdiction of the English courts as regards any claim or matter arising in relation to this Agreement.

         17.      Joint and Several

         The liability of the Warrantors hereunder to the Optionee shall be joint and several.


         AS WITNESS the hands of the authorised representatives of the parties hereto the day and year first before written.




TOUCAN MINING LIMITED


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock



TOUCAN GOLD CORPORATION


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock



MINIMET PLC


By:  /s/ Michael Nolan
     --------------------------
     Michael Nolan


By:  /s/ Gordon P. Riddler
     --------------------------
     Gordon P. Riddler
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



                                   SCHEDULE 1

                                  Option Notice


To:      Toucan Mining Limited
         Celtic House
         Victoria Street
         Douglas
         Isle of Man

and:     Toucan Gold Corporation Inc
         8201 Preston Road
         Suite 600
         Dallas
         Texas  75225
         USA


         Pursuant to an Agreement dated _____ December, 1998, and made between us whereby you granted to us an option to purchase the Shares (as defined in the said Agreement) now held by you and the Inter-Company Debt (as further defined in the said Agreement), we hereby GIVE NOTICE that we wish to exercise our rights under the said Agreement and require you to join with us in performing our respective obligations thereunder at the registered office of the Company at _____ am/pm on the _____ day of ____________, 19__, being within seven days but not before five days after the giving of this Option Notice.




Dated this _____ day of __________, 199_.




For and on behalf of
ANAGRAM LIMITED


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                                   SCHEDULE 2

                            Share Purchase Agreement



                          (Omitted. See Exhibit 10.4)




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